Triton International Announces Planned CFO Retirement and Transition Plan  Hamilton, Bermuda ‐ (Business Wire) –June 22, 2022 – Triton International Limited (NYSE: TRTN) today  announced that John Burns, Senior Vice President and Chief Financial Officer, intends to retire at the  end of 2022 after more than 25 years with the Company.  Mr. Burns will remain in his role until a  successor is in place and following his retirement will serve in an advisory role to ensure a smooth  transition.  The Company has initiated a search for a successor, which will include both internal and  external candidates.  Triton has engaged Korn Ferry to assist in its CFO search process.   “On behalf of Triton’s Board and the entire Triton team, I would like to thank John for his leadership,  dedication and significant contributions over his career with the Company,” said Brian Sondey, Chairman  and CEO.  “John has been an exceptional CFO for the past 13 years and has helped guide Triton through  a period of strong growth and superior shareholder returns while building a talented and experienced  finance team.  We appreciate that John will remain in his position as we transition to a new CFO and  that he has offered to continue as an advisor after our new CFO is in place.”  “It has been an honor and privilege to be a part of Triton’s long history of success.  This is a great  company with a world‐class team and I am deeply grateful to the many colleagues who have helped  make my career so memorable and fulfilling," said John Burns.  “I’m very proud of what we have  accomplished together and I’m excited for the bright future that lies ahead for Triton.”  About Triton International Limited  Triton International Limited is the world’s largest lessor of intermodal freight containers. With a  container fleet of over 7 million twenty‐foot equivalent units ("TEU"), Triton’s global operations include  acquisition, leasing, re‐leasing and subsequent sale of multiple types of intermodal containers and  chassis.  Important Cautionary Information Regarding Forward‐Looking Statements  Certain statements in this release, other than purely historical information, are "forward‐looking  statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of  the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as  amended. These forward‐looking statements include, among others, statements relating to Triton’s  business, future performance and the management transition discussed in this release. Statements that  include the words "expect," "intend," "plan," "seek," "believe," "project," "predict," "anticipate,"  "potential," "will," "may," "would" and similar statements of a future or forward‐looking nature may be  used to identify forward‐looking statements. All forward‐looking statements address matters that  involve risks and uncertainties, many of which are beyond Triton's control. Accordingly, there are or will  be important factors that could cause actual results to differ materially from those indicated in such  statements and, therefore, you should not place undue reliance on any such statements.   These factors include, without limitation, economic, business, competitive, market and regulatory  conditions and the following: the impact of COVID‐19 on our business and financial results; decreases in  the demand for leased containers; decreases in market leasing rates for containers; difficulties in re‐ leasing containers after their initial fixed‐term leases; our customers' decisions to buy rather than lease  containers; our dependence on a limited number of customers and suppliers; customer defaults;  Exhibit 99.1 decreases in the selling prices of used containers; extensive competition in the container leasing  industry; risks stemming from the international nature of our business, including global economic trends  and geopolitical risks, such as economic and trade disruptions resulting from the ongoing war in  Ukraine; decreases in demand for international trade; risks resulting from the political and economic  policies of the United States and other countries, particularly China, including but not limited to, the  impact of trade wars, duties and tariffs; disruption to our operations from failures of, or attacks on, our  information technology systems; disruption to our operations as a result of natural disasters;  compliance with laws and regulations related to economic and trade sanctions, security, anti‐terrorism,  environmental protection and anti‐corruption; the availability and cost of capital; restrictions imposed  by the terms of our debt agreements; changes in tax laws in Bermuda, the United States and other  countries; and other risks and uncertainties, including those risk factors set forth in the section entitled  "Risk Factors" in our Form 10‐K filed with the Securities and Exchange Commission ("SEC"), on February  15, 2022, in any subsequent Form 10‐Q filed or to be filed by Triton, and in other documents we file with  the SEC from time to time.  The foregoing list of important factors should not be construed as exhaustive and should be read in  conjunction with the other cautionary statements that are included herein and elsewhere. Any forward‐ looking statements made herein are qualified in their entirety by these cautionary statements. Except to  the extent required by applicable law, we undertake no obligation to update publicly or revise any  forward‐looking statement, whether as a result of new information, future developments or otherwise.      Andrew Greenberg  Senior Vice President  Business Development & Investor Relations  914‐697‐2900